                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2006

                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
    Delaware                      0-21352                      31-1177192
(STATE OR OTHER            (COMMISSION FILE NO.)               (IRS EMPLOYER
 JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
  ORGANIZATION)
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                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On February 6, 2006, Applied Innovation Inc. (the "Company") and William L. Pollack entered into an employment agreement (the "Employment Agreement"). On March 29, 2006, the Employment Agreement terminated as a result of Mr. Pollack's resignation.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 29, 2006, Applied Innovation Inc. (the "Company") received notice from William L. Pollack of his resignation from the Company as President and Chief Operating Officer, effective that day.

     On March 30, 2006, the Board of Directors elected William H. Largent, currently Chief Executive Officer, to the additional office of President. Mr. Largent, age 50, has served as Chief Executive Officer of the Company since January 2005 and President of the Company from January 2005 until February 2006. Prior to his election as President and Chief Executive Officer, Mr. Largent served as a consultant for Largent Consulting LLC, a consulting firm he formed in June 2004. Mr. Largent served as Chief Operating Officer and Chief Financial Officer of Aelita Software Corporation, a company that develops software for Fortune 1000 companies to manage e-business network infrastructures, from March 2001 to May 2004. From May 1999 to March 2001, Mr. Largent served as Chief Financial Officer and Treasurer of Plug Power Inc., a designer and developer of on-site electricity generation systems. Mr. Largent served as the Company's Senior Vice President of Operations and Chief Financial Officer from April 1997 to June 1999.

     Mr. Largent has an existing employment agreement with the company, dated February 11, 2005. The material terms of Mr. Largent's employment agreement were previously provided in the Company's Current Report on Form 8-K/A, filed February 17, 2005, and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

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
Exhibit No.                               Description
-----------                               -----------
    10.1 Employment Agreement between the Company and William L. Pollack (Reference is made to Exhibit 10.2 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 9, 2006, and incorporated herein by reference).

    10.2 Employment Agreement between the Company and William H. Largent (Reference is made to Exhibit 10.1 to the Company's Current Report on Form 8-K/A, filed with the Securities and Exchange Commission on February 17, 2005, and incorporated herein by reference).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        APPLIED INNOVATION INC.


Date: April 4, 2006                     By: /s/ William H. Largent
                                            ------------------------------------
                                            William H. Largent, President and
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

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
Exhibit No.                               Description
-----------                               -----------
    10.1 Employment Agreement between the Company and William L. Pollack (Reference is made to Exhibit 10.2 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 9, 2006, and incorporated herein by reference).

    10.2 Employment Agreement between the Company and William H. Largent (Reference is made to Exhibit 10.1 to the Company's Current Report on Form 8-K/A, filed with the Securities and Exchange Commission on February 17, 2005, and incorporated herein by reference).
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